UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2026
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Precision BioSciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 919 314-5512
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, Precision BioSciences, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, the stockholders, upon the recommendation of the Company’s Board of Directors, approved the amendment and restatement of the Precision BioSciences, Inc. 2019 Incentive Award Plan, as amended and restated (the “2019 Plan” and, as further amended and restated, the “Amended Plan”). The Amended Plan increased the number of shares of Common Stock (as defined below) of the Company available for issuance under the 2019 Plan by an additional 3,800,000 shares.

A summary of the Amended Plan was also included as part of Proposal No. 4 in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2026 (the “Proxy Statement”). The foregoing description of the Amended Plan provided herein and contained in the Proxy Statement is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “2026 Amendment”) to provide for the exculpation of certain officers of the Company as permitted by Delaware law.

On May 22, 2026, the Company filed the 2026 Amendment with the Secretary of State of the State of Delaware, and the 2026 Amendment became effective upon filing. The 2026 Amendment amends the Company’s prior Amended and Restated Certificate of Incorporation to allow for the exculpation of certain officers of the Company as permitted by the Delaware General Corporation Law.

A description of the 2026 Amendment is set forth as part of Proposal No. 5 in the Company’s Proxy Statement, which description is incorporated herein by reference. The foregoing description of the 2026 Amendment provided herein and contained in the Proxy Statement is qualified in its entirety by reference to the full text of the 2026 Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2026, Precision BioSciences, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, a total of 22,304,867 shares of the Company’s common stock, par value $0.000005 (the “Common Stock”), were present in person or represented by proxy, representing approximately 86% of the Common Stock outstanding as of the March 25, 2026, record date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which were described in the Company’s Proxy Statement.

Item 1 – Election of two Class I directors to serve until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Melinda Brown	14,348,888	4,978,645	2,977,334
Geno Germano	14,288,270	5,039,263	2,977,334

Item 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
22,198,597	99,879	6,391	0

Item 3 – Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
18,696,193	612,836	18,504	2,977,334

Item 4 – Approval of the amendment and restatement of the Company’s 2019 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
11,170,635	8,145,992	10,906	2,977,334

Item 5 – Approval of an amendment to the Company’s Certificate of Incorporation to reflect changes in Delaware law regarding officer exculpation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
17,909,703	1,411,694	6,136	2,977,334

Item 6 – Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the other proposals.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
16,653,283	5,647,737	3,847	0

Based on the foregoing votes, Melinda Brown and Geno Germano were elected as Class I directors, and Item 2, Item 3, Item 4, Item 5, and Item 6 were approved.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Precision BioSciences, Inc.
10.1	Precision BioSciences, Inc. 2019 Incentive Award Plan, as Amended and Restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	May 26, 2026	By:	/s/ John Alexander Kelly
John Alexander Kelly Chief Financial Officer